EXHIBIT 10.5



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                     Non-Competition and Severance Agreement

         This Non-Competition and Severance Agreement ("Agreement") is entered into this 23rd day of February, 2001 ("Effective Date") by and among Sun Bancorp, Inc. (the "Company") with its principal place of business headquartered in Vineland, New Jersey, Sun National Bank ("Bank"), a national banking organization having its principal place of business located in Vineland, New Jersey and Philip W. Koebig, III ("Employee").

         WHEREAS, Employee has previously served the Company and the Bank as its President, Chief Executive Officer and a Director, and Sun National Bank of Delaware ("Delaware Bank") as an officer and director;

         WHEREAS, the Company recognizes the specialized knowledge and expertise of the Employee related to the business affairs of the Company, the Bank, Delaware Bank, and other subsidiaries of the Company; and

         WHEREAS,  Employee  and  the  Company  desire  to  enter  into  such  a
non-competition   and  severance   agreement   upon  the  terms  and  conditions
hereinafter contained;

         NOW, THEREFORE, in consideration of the covenants and terms contained in this Agreement as set forth herein and of the mutual benefits accruing to Company, the Bank, the Delaware Bank and to Employee from the non-competition and severance agreement between the parties as set forth by the terms of this Agreement, Company, Bank and Employee agree as follows:

         1. Resignation. This Agreement shall constitute written notice from the Employee and acceptance by the Company, the Bank, the Delaware Bank and all other subsidiaries of such entities that effective as of the Effective Date, the Employee hereby irrevocably resigns as an officer and director of the Company, the Bank, the Delaware Bank and all other subsidiaries of such entities (collectively, the "Companies"). In addition, this Agreement shall constitute written notice from the Employee and acceptance by the Companies that effective as of November 30, 2001, the Employee hereby irrevocably resigns as an employee of the Companies ("Termination Date").

         2. Non-Competition and Confidential Business

            During the period commencing on the Effective Date and ending as of November 30, 2001;

         (a) Employee will not, without the express written consent of the Companies, directly or indirectly communicate or divulge to, or use for his own benefit or for the benefit of any other person, firm, association, or corporation, any of the trade secrets, proprietary data or other confidential information communicated to or otherwise learned or acquired by the Employee from the Companies, except that Employee may disclose such matters to the extent that disclosure is required by a court or other governmental agency of competent jurisdiction.

         (b) Employee will not contact (with a view toward selling any product or service competitive with any product or service sold or proposed to be sold by the Companies) any person, firm, association or corporation (A) to which the Companies sold any product or service, (B) which Employee solicited, contacted or otherwise dealt with on behalf of the Companies, or (C) which



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Employee was otherwise  aware was a client of the  Companies.  Employee will not directly or indirectly make any such contact, either for his own benefit or for the benefit of any other person, firm, association, or corporation.

         (c) Employee hereby agrees that he shall not engage in providing professional services or enter into employment as an employee, director, consultant, representative, or similar relationship to any financial services enterprise (including but not limited to a savings and loan association, bank or credit union) whereby the Employee will have a work location within 50 miles of the home office of the Bank located in Vineland, New Jersey, or within 15 miles of any office of the Companies existing as of the Effective Date.

         (d) Employee hereby agrees that he shall not, on his own behalf or on behalf of others, employ, solicit, or induce, or attempt to employ, solicit or induce, any employee of the Companies, for employment with any financial services enterprise (including but not limited to a savings and loan association, bank, credit union, or insurance company), nor will the Employee directly or indirectly, on his behalf or for others, seek to influence any employee of the Companies to leave the employ of the Companies.

         (e) Employee will not make any public statements regarding the Companies without the prior consent of the Companies, and the Employee shall not make any statements that disparage the Companies or the business practices of the Companies. The Company shall not knowingly or intentionally make any statements that disparage the Employee.

         (f) The Employee and the Companies acknowledge and agree that irreparable injury will result to the parties in the event of a breach of any of the provisions of this Section 2 (the "Designated Provisions") and that the Employee and the Companies will have no adequate remedy at law with respect thereto. Accordingly, in the event of a material breach of any Designated Provision, and in addition to any other legal or equitable remedy the Employee or the Companies may have, the Employee or the Companies shall be entitled to the entry of a preliminary and a permanent injunction (including, without limitation, specific performance by a court of competent jurisdiction located in Cumberland County, New Jersey, or elsewhere), to restrain the violation or breach thereof by either the Employee or the Companies, and the parties shall submit to the jurisdiction of such court in any such action.

3.       Compensation

          a. Company agrees to pay Employee for his commitments and agreements as contained herein, including Section 2 herein, the aggregate compensation of $236,250 payable in the form of nine (9) equal cash payments of $26,250 per month (less applicable tax withholding) during the months of March 2001 through November 2001. The Company acknowledges that compliance by the Employee with the conditions set forth at Section 2, herein, is an essential component of this Agreement, and that such compliance is necessary for the Company to obtain the full value of its consideration paid under this Agreement. The parties agree that Employee shall not be entitled to participate in or receive benefits under any Company programs


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               maintained for its employees, except as specifically agreed to by the parties. Further, as of the Effective Date, Employee hereby waives any rights, claims and payments that may be due at any time thereafter, if any, in accordance with the Change in Control Severance Agreements between the Employee and the Bank and the Employee and the Company, both dated June 22, 2000, and such agreements shall be deemed terminated and of no further legal force and effect as of the Effective Date.

          b. The Company shall maintain the term life insurance policy in the amount of $300,000 in the name of the Employee in effect as of the Effective Date for the period ending as of December 31, 2001. The Company shall permit the Employee to continue to use the automobile (at Employee's own cost, except for lease and insurance payments which shall be made by the Company) furnished for the use of the Employee for a period of thirty days following the Effective Date. The Employee shall continue to be eligible to participate (on the same cost basis as other employees of the Company) in the medical insurance reimbursement programs maintained by the Bank through the Termination Date. Notwithstanding anything herein to the contrary, thereafter, the Employee shall be eligible to continue to participate in such medical insurance reimbursement programs in accordance with applicable law.

          c. In addition to the payments referenced at Section 3(a), herein, the Employee shall be paid the sum of $18,173, less applicable tax withholding, for calendar year 2001vacation leave ($24,230 reduced by $6,057 for the five (5) days of vacation leave (one week) paid for the period February 22, 2001 through February 28,
               2001). Such payment shall be made not later than the Termination Date.

          d. Nothing contain in this Agreement shall be deemed to modify or amend any previously awarded options to acquire common stock of the Company held by the Employee. For purposes of determining the Employee's right to exercise such options, the Employee shall be deemed an employee of the Company through the Termination Date, except in the event of the prior death of the Employee.

          e.   The  compensation  and benefits  payable in accordance  with this
               Section 2 shall be payable to the estate of the Employee in the event that such Employee shall die prior to the Termination Date, absent a breach of the Agreement by the Employee prior to his death.

4.        Releases

         (a) Employee hereby knowingly and voluntarily waives and releases the Companies, and officers, directors, and employees of the Companies, from any and all claims or causes of action, known or unknown, arising out of or in any way relating to: 1)any wrongful discharge from the employ of the Companies, 2) any rights or claims arising out of title VII of the Civil Rights Act of 1964, as amended, 3)the Age Discrimination in Employment Act ("ADEA"), 4) the Americans with Disabilities Act, or 5)any other federal, state or municipal


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          statute or ordinance  relating to  discrimination  in employment  (the
          "Release"). However, Employee may pursue claims or institute legal action to enforce the provisions of this Agreement.

         (b) Employee further states that he has carefully read the foregoing, has had sufficient opportunity to review and deliberate the foregoing with or without counsel of Employee's own choosing, has been advised of the opportunity to consult with an attorney, knows and understands the contents of this Agreement and related Release, and signs the same as Employee's free and independent act. No inducements, representations, or agreements have been made or relied upon to make this Agreement except as stated in this Agreement.

         (c) Employee understands and acknowledges that the Release and waiver of claims contained herein is exchanged for a portion of the compensation described at Section 3, herein, which compensation the Employee is not otherwise entitled to receive.

         (d) Employee understands that he has a period of seven (7) days from the date of executing this Agreement during which time Employee shall have the right to revoke this Agreement. Any such revocation shall be in writing and delivered to the Chairman of the Board of the Company.

5.       The Complete Agreement

This Agreement, and any attachments or exhibits appended hereto, shall represent the complete Agreement between the Companies and Employee concerning the subject matter hereof and supersedes all prior agreements or understandings, written or oral. No attempted modification or waiver of any of the provisions hereof shall be binding on either party unless made in writing and signed by both Employee and the Companies.

6.       Notices

Any notice required or permitted to be given hereunder shall be in writing and shall be effective three business days after it is properly sent by registered or certified mail, if to the Companies to the Chairman of the Board at the administrative offices of the Company, or if to Employee to the address set forth beneath his signature to this Agreement, or to such other address as either party may from time to time designate by notice.

7.       Assignability

This Agreement may not be assigned by any party without the prior written consent of the other parties, except that no consent is necessary for the Companies to assign this Agreement to a corporation succeeding to substantially all the assets or business of the Companies whether by merger, consolidation, acquisition or otherwise. This Agreement shall be binding upon Employee, his heirs and permitted assigns and the Companies, its successors and permitted assigns.

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8.       Severability

Each  of  the  sections   contained  in  this  Agreement  shall  be  enforceable
independently of every other section in this Agreement, and the invalidity or nonenforceability of any section shall not invalidate or render nonenforceable any other section contained herein. If any section or provision in a section is found invalid or unenforceable, it is the intent of the parties that a court of competent jurisdiction shall reform the section or provisions to produce its nearest enforceable economic equivalent.

9.       Arbitration

Except as provided at Section 2(f) herein, any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, with such arbitration hearing to be held at the offices of the American Arbitration Association ("AAA") nearest to Vineland, New Jersey, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Either the Employee or the Company may file a request for such arbitration with the AAA.

10.      Applicable Law

It is the intention of the parties hereto that all questions and interpretations with respect to the construction and performance of this Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of New Jersey, with respect to any matter or thing arising out of this Agreement or pursuant thereto.